                              SEASONS SERIES TRUST
    Supplement to the Statement of Additional Information dated July 29, 2005

In the section titled "PORTFOLIO MANAGERS," under the heading "Other Accounts," the following information replaces Salomon Brothers Asset Management Inc.'s disclosure for the Strategic Fixed Income Portfolio and BAMCO, Inc.'s disclosure for the Focus TechNet Portfolio:

---------------------------------------------------------------------------------------------------------------------------------
                                                                               OTHER ACCOUNTS
                                                                          (As of December 31, 2005)
                                                  -------------------------------------------------------------------------------
                                                   Registered Investment       Pooled Investment
                                                       Companies                    Vehicles              Other Accounts
                                                  -------------------------------------------------------------------------------
                                                                Assets                   Total Assets              Total Assets
                   Advisers/      Portfolio         No. of        (in         No. of         (in        No. of          (in
    Portfolio     Subadviser      Managers         Accounts   $ millions)    Accounts    $ millions)   Accounts     $ millions)
---------------------------------------------------------------------------------------------------------------------------------
 Strategic Fixed   Salomon     Duda, Matthew C.      --             --          --              --        --              --
 Income            Brothers
---------------------------------------------------------------------------------------------------------------------------------
                               Gardner, Keith J.     --             --           2           2,094         3(1)          213(12)
---------------------------------------------------------------------------------------------------------------------------------
                               Leech, S. Kenneth     36         23,662          19          19,795       740(77)     205,776
                                                                                                                     (20,676)
---------------------------------------------------------------------------------------------------------------------------------
                               Walsh, Stephen A.     36         23,662          19          19,795       740(77      205,776
                                                                                                                     (20,676)
---------------------------------------------------------------------------------------------------------------------------------
 Focus TechNet     BAMCO       Lippert, Michael       1            154          --              --        --              --
---------------------------------------------------------------------------------------------------------------------------------

Under the heading PORTFOLIO MANAGERS, under the section Compensation, the reference to Salomon Brothers Asset Management Inc. is deleted in its entirety and replaced with the following:

      "Salomon Brothers. Salomon Brothers' portfolio managers compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

      Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

      In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Salomon Brothers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Salomon Brothers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Salomon Brothers' business.

      Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date."

Under the heading PORTFOLIO MANAGERS, under the section Compensation, the reference to BAMCO, Inc. is deleted in its entirety and replaced with the following:

      "BAMCO. The compensation for Mr. Lippert includes a base salary and an annual bonus. His bonus is subjectively determined by BAMCO's chief executive officer. It is based on the assessment of Mr. Lippert's individual long-term investment performance, his respective overall contribution to BAMCO, and BAMCO's profitability."


DATED:  MARCH 9, 2006